                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, For Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                GTE CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement no.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

                             ---------------------
                                 GTE BROCHURE
                             ---------------------

                                   [GRAPHIC]


                       world wide web

                                                              global networking

 wireless

                      [GTE LOGO]         [BELL ATLANTIC LOGO]



                      THE MERGER OF
                      GTE AND BELL ATLANTIC

                      Vote FOR the merger to own a stake
                      in the future of telecommunications

GTE and Bell Atlantic:
Combined Company Profile*
as of December 31, 1998 (pro forma)

[THE FOLLOWING IS REPRESENTED BY BAR CHARTS]

REVENUES

GTE: $25 billion

Bell Atlantic: $32 billion

Combined: $57 billion


DOMESTIC
ACCESS LINES

GTE: 23.5 million

Bell Atlantic: 41.6 million

Combined: 65.1 million


INTERNATIONAL
ACCESS LINES

GTE: 2.8 million

Bell Atlantic: 960,000

Combined: 3.76 million


DOMESTIC
WIRELESS CUSTOMERS

GTE: 4.8 million

Bell Atlantic: 6.6 million

Combined: 11.4 million


INTERNATIONAL
WIRELESS CUSTOMERS

GTE: 917,000

Bell Atlantic: 2 million

Combined: 2.917 million


EMPLOYEES

GTE: 120,000

Bell Atlantic: 140,400

Combined: 260,400


SOMETHING THIS IMPORTANT
CAN'T HAPPEN WITHOUT YOU

As a GTE shareholder, you have an opportunity to own a stake in the future of global telecommunications by voting FOR the merger of these two great companies. You will receive 1.22 shares of combined company stock for each share of GTE stock you own. The GTE Board of Directors unanimously recommends that you vote FOR the merger.


WHAT THE COMBINED COMPANY WILL OFFER


Scale and Scope to Compete                 Outstanding Assets and Capabilities
as One of the Industry's Leaders           in Attractive Growth Markets

*  The largest local telephone provider in  *  GTE's 17,000-mile national
   U.S. with more than 60 million access       high-speed data network
   lines in 39 states and the District of   *  Bell Atlantic's information-
   Columbia, serving 76 of the top 100         intensive customers in the
   markets                                     nation's business, media,
*  One of the largest wireless companies       government and financial
   in U.S., together serving 11.4 million      centers
   subscribers and the potential to serve   *  GTE's experience as a long-
   subscribers in 9 of the top 10 markets      distance provider
*  One of the largest facilities-based      *  Combined service territories
   long-distance companies                     that generate more than
*  International presence in more than         35% of international traffic
   30 countries                                from U.S.
*  World's largest publisher of directory   *  Highly skilled workforce able
   information                                 to meet the challenges of a
                                               dynamic global telecommunications
                                               industry
Potential for Enhanced
Financial Performance
                                            More Benefits for Customers
*  Significant revenue, expense
   and capital synergies from joint         *  Delivers one-stop shopping for
   technological development,                  all telecommunications services
   economies of scope and scale, and        *  Promotes vigorous competition in
   elimination of duplicate expenditures       telecommunications markets
*  Greater ability to enter and compete     *  Speeds availability of broadband
   quickly and effectively in key markets      data capabilities to customers
   outside either company's current         *  Accelerates development and
   service areas                               delivery of new products
                                               and services

PLEASE READ THE JOINT PROXY STATEMENT AND PROSPECTUS
CAREFULLY, INCLUDING THE SECTION IN CHAPTER I CALLED
"RISK FACTORS RELATING TO THE MERGER."


That section discusses the following risk factors:

* Shareholders will not know the market      * Regulatory agencies must approve           * Termination fees and reciprocal stock
  price of the stock they will receive in      the merger and could delay or refuse         option agreements could make an
  the merger when they vote on the             to approve the merger or impose con-         alternative transaction more difficult
  merger.                                      ditions that could adversely affect our      or expensive.
                                               business or financial condition.

PLEASE VOTE NOW!

For the merger to be approved, two-thirds of all outstanding GTE shares must be voted FOR the merger. Please note that if you support the merger, you MUST actually vote your shares FOR the merger. If you take no action at all, it will be considered as a vote against the merger. Please see the joint proxy statement and prospectus for information on how to vote:


[GRAPHIC]             [GRAPHIC]                [GRAPHIC]             [GRAPHIC]

BY PHONE            BY THE INTERNET             BY MAIL              IN PERSON

ANSWERS TO QUESTIONS YOU MAY HAVE

If I support the GTE-Bell Atlantic merger, do I still need to vote FOR the merger?

Yes! If you support the merger, you MUST actually vote your shares FOR the proposal. If you take no action at all, it will be considered as a vote against the merger. For the merger to be approved, two-thirds of all outstanding shares must be voted FOR the merger. See your proxy card for instructions on how to vote.

How will the merger benefit GTE shareholders?

The proposed merger creates a powerful competitor in a dynamic, emerging telecommunications market. The combined company will be one of the world's premier telecommunications companies, providing what customers say they want--one-stop shopping for the full range of telecommunications products and services. Together, the companies will be able to achieve their strategic goals more quickly than either could have achieved separately. As a shareholder, this means you will have a stake in a company that is uniquely positioned to be a formidable competitor in the global telecommunications market.

What will the dividend be on the combined company's common stock?

The combined company board will determine the dividend policy after the closing of the merger. Bell Atlantic currently pays dividends at a rate of $1.54 per share per year, and GTE currently pays dividends at a rate of $1.88 per share each year. We expect the initial annualized dividend will be at least $1.54, which is comparable to what you currently receive as a GTE shareholder (e.g., $1.54 x the exchange ratio of 1.22 = $1.8788).

Should I send in my stock certificates now?

No. Shortly after the merger is completed, we will send GTE shareholders written instructions for exchanging their stock certificates.

Where can I find more information about the merger?

We encourage you to read carefully the joint proxy statement and prospectus. If you have questions, you may call 1-800-859-8509. GTE and Bell Atlantic have also created a website at www.mergerinfo.com

                        Current GTE and Bell Atlantic:
                        Domestic Telecom Network*

[Domestic Telecom Network Map of the United States showing areas where GTE and
 Bell Atlantic own access lines as well as path of GTE National High-Speed Data
                                   Network]




                         Current GTE and Bell Atlantic:
                         International Market Presence*

  [International Market Presence Map and list of countries where GTE and Bell
                       Atlantic have a market presence]

                     Current GTE and Bell Atlantic:
                     Domestic Wireless Network*

 [Domestic Wireless Network Map indicating GTE Cellular & PCS interests, Bell
   Atlantic Cellular & GTE Cellular interests, Bell Atlantic Cellular & PCS interests and Bell Atlantic PCS & GTE Cellular interests]



 * Information for the combined company shows the combination of GTE's and Bell Atlantic's business interests on December 31, 1998. Wireless information is adjusted to reflect our percentage ownership interests in those properties. This information does not reflect any sales or trades of overlapping wireless properties that are likely to be required or that may occur as a result of the merger, or GTE's planned sale of non-strategic telephone access lines. Similarly, it does not reflect GTE's recently announced agreement to purchase cellular properties in the Midwest, any dissolutions of partnerships or any future purchases or sales of properties by GTE or Bell Atlantic.

   VOTE
   FOR
   [x]

   the merger to own a stake in the future of telecommunications.

   The combined company will be uniquely positioned to grow and to capitalize on opportunities in the global telecommunications market.

                                   [GRAPHIC]

 communications

                                   wireline

                     Vote FOR the merger to own a stake in
                  a company that will be uniquely positioned
                   to lead the telecommunications industry.





                    [GTE LOGO]         [BELL ATLANTIC LOGO]



                Where to get more information about the merger:

 The joint proxy statement and prospectus describes the merger in more detail.

                If you have any questions, call 1-800-859-8509.

          You may also visit our merger website at www.mergerinfo.com


                                [RECYCLE LOGO]

                            -----------------------
                                 ADVERTISEMENT
                            -----------------------

                                   [GRAPHIC]

                             OUR SHAREHOLDERS HAVE

                         NEVER STRUCK US AS THE TYPES

                           WHO LIKE TO TREAD WATER.



In the swift currents of telecommunications, staying put is the surest way to be swept away. Which is why over the years, GTE and Bell Atlantic have carefully capitalized on change, making them the solid investments they are today. Now, we're entering into one of telecommunications' most far-reaching mergers ever. Why make a change of this magnitude? And what does this mean to you? The answer to both: Opportunity. At a time when our entire industry is being transformed, this merger positions us for growth in exciting new areas. Areas best accessed by a small group of global players. Bringing together GTE with Bell Atlantic gets us into those growth areas now. Our business strengths and geographies complement each other remarkably well. And by being able to offer a broad array of services, we'll be able to serve our customers better. What you'll see when we're joined together will be a resourceful, formidable competitor for years to come. A company going places, that alone we couldn't have even dreamed of before. We hope you'll join us.


[BELL ATLANTIC LOGO]                                              [GTE LOGO]

                              www.mergerinfo.com

                             ---------------------
                                 ADVERTISEMENT
                             ---------------------

                                   [GRAPHIC]

                            THINK OF US AS A GROWTH

                             STOCK IN PINSTRIPES.


Today, it seems you have a choice of two very different types of stocks: The solid, dependable, long-term investments. Or dynamic-growth stocks, fueled by new technologies. But what if you could have the best of both worlds? By combining Bell Atlantic with GTE, we seek to offer shareholders just that. How? The merger will create one of the world's premier telecommunications companies, with extraordinary bandwidth. Immediately, this will create a huge growth opportunity by matching GTE's national resources with Bell Atlantic's extensive and data-hungry customer base in the Northeast. We'll also offer a widely diverse range of products and services, including local, long distance, wireless and Internet solutions. The result will be an entirely new dimension of value for our investors. The opportunities will be there. Never have we been so well equipped to capitalize on them.




[BELL ATLANTIC LOGO]                                         [GTE LOGO]

                              www.mergerinfo.com

                            -----------------------
                                 ADVERTISEMENT
                            -----------------------

                                   [GRAPHIC]


                             THE DIVIDENDS OF THIS

                                 MERGER AREN'T

                         LIMITED TO OUR SHAREHOLDERS.



A merger that benefits investors? You read about that every day. A merger that benefits customers, too? That's another story. But in fact, it's one of the underlying reasons for Bell Atlantic partnering with GTE. It's really just good business sense: Today, deregulation puts the major telecommunications companies in competition over customer loyalties as never before. The companies that will prosper will be the ones that offer greater product choice, technological innovation, competitive pricing, and superior customer service. Together, Bell Atlantic and GTE will have the combined skills, scope and size to do just that. Because now we'll be able to leverage a much broader array of telecommunications assets, services and expertise over a much wider geography for residential and business customers alike. Our shareholders win as we grow revenues with our new competitive muscle. Our customers win with quicker access to new technologies, one-stop shopping and global reach. And how many investments offer that kind of upside?


[BELL ATLANTIC LOGO]                                                [GTE LOGO]


                              www.mergerinfo.com

           -------------------------------------------------------
           TELEPHONIC SCRIPT FOR GTE REGISTERED SHAREHOLDER VOTING
           -------------------------------------------------------

--------------------------------------------------------------------------------
Speech Name/Script
--------------------------------------------------------------------------------
Speech 1
Welcome to GTE Corporation proxy voting.
--------------------------------------------------------------------------------
Speech 2
Please enter the 14 digit control number located in the lower left corner of the proxy card.
--------------------------------------------------------------------------------
Speech 3
Your telephone vote authorizes the Proxy Committee to vote your shares in the same manner as if you marked, signed and returned your proxy card.
--------------------------------------------------------------------------------
Speech 4
To vote all proposals as the GTE board recommends, press 1 now. (If 1 is pressed, go to Confirmation A)
To vote on each proposal separately, press 0 now. (Go to Speech 5)
--------------------------------------------------------------------------------
Speech 5
Proposal 1:
           To vote for all nominees for directors, press 1
           To withold from all nominees, press 9
           To withold from an individual nominee, press 0
--------------------------------------------------------------------------------
Speech 6
Enter the two digit number that appears next to the nominee from whom you wish to withold your vote.
--------------------------------------------------------------------------------
Speech 6A
Press 1 to withold from another nominee or press 0 if you have completed voting on directors.
--------------------------------------------------------------------------------
Speech 7
Proposal 2 - Merger proposal
           To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0
--------------------------------------------------------------------------------
Speech 8
Proposal 3 - Ratification of auditors
           To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0
--------------------------------------------------------------------------------
Speech 9
Proposal 4 - Shareholder proposal on foreign military sales
           To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0
--------------------------------------------------------------------------------
Speech 10 (After completion, go to Confirmation B)
Proposal 5 - Shareholder proposal on executive bonuses
           To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0
--------------------------------------------------------------------------------
Confirmation: A
You have voted as the board recommended on all proposals, if this is correct, press 1.
If incorrect, press 0
--------------------------------------------------------------------------------
Confirmation: B
Your votes have been cast as follows:
          Proposal 1: (For all) or (Withhold all) or (For All Except
[nominee's #])
          Proposal # [loop through all]: (For) or (Against) or (Abstain)
          If this is correct, press 1 now. If incorrect, press 0.
--------------------------------------------------------------------------------
Speech 11
Thank you for voting.
--------------------------------------------------------------------------------
(If voter pressed 0 for incorrect, the message will direct the voter to:)
Your votes have been cancelled. Please call again or mark, sign, date and return your proxy card in the envelope provided. Good Bye.
--------------------------------------------------------------------------------

                 --------------------------------------------
                     GTE PROXY VOTING INTERNET SITE SCRIPT
                 --------------------------------------------


--------------------------------------------------------------------------------

                                   [GTE LOGO]

--------------------------------------------------------------------------------


                        WELCOME TO THE GTE CORPORATION
                            1999 PROXY VOTING SITE

                 PROXY SOLICITED BY THE GTE BOARD OF DIRECTORS
             FOR AN ANNUAL MEETING OF SHAREHOLDERS ON MAY 18, 1999


The owner of the shares represented by this proxy hereby appoints Charles R.
Lee and Marianne Drost, or either of them, Proxies to vote at GTE
Corporation's Annual Meeting of Shareholders on May 18, 1999 and any adjournment or postponement thereof on the matters referred to in the proxy materials, including the merger with Bell Atlantic as well as any other matters which may properly come before the annual meeting, in accordance with, and as more fully described in, the Notice of Annual Meeting of Shareholders and the joint proxy statement and prospectus, receipt of which is acknowledged.


The Proxies will vote your shares in accordance with your directions. If you do not indicate your choices, the Proxies will vote your shares in accordance with the directors' recommendation.


Confidentiality:
---------------

It is GTE's policy that all proxies, ballots, and tabulations that identify the vote of individual shareholders are kept confidential. These items are not seen by nor reported to the Corporation, except as necessary to meet legal requirements, in a contested proxy solicitation or where shareholders submit comments with their proxy.

      The Board of Directors recommends a vote FOR Proposals 1, 2 and 3, and AGAINST Proposals 4 and 5.

--------------------------------------------------------------------------------
            Click Here To Vote As The Board Of Directors Recommends

         ----------------------------------------------------------------
                Click Here To Vote Individually On Each Item

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   [GTE LOGO]

--------------------------------------------------------------------------------

                   ----------------------------------------
                      Enter your 14-digit control number
                    located above your name and address in
                             the lower left corner
                      of your Proxy Card: _________________
                   ----------------------------------------

                        I Vote As The Board Recommends
               -------------------------------------------------

                          Comments: (150 characters)
--------------------------------------------------------------------------------

   In order to respond to your comments, please provide your e-mail address:
--------------------------------------------------------------------------------


               -------------------------------------------------
                       Click Here To Register Your Vote

BACK
----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   [GTE LOGO]

--------------------------------------------------------------------------------

                      THANK YOU FOR VOTING ELECTRONICALLY

                            Proxy Final Submission

                   Your Registration Number:


Proposal 1: Election of Directors
  Edward H. Budd
  James L. Ketelsen
  Charles R. Lee
  John W. Snow

You Voted:


Proposal 2: Merger Proposal

You Voted:


Proposal 3: Ratification of appointment of auditors

You Voted:


Proposal 4: Shareholder proposal on foreign military sales

You Voted:


Proposal 5: Shareholder proposal on executive bonuses

You Voted:


E-Mail address:


Comments:


--------------------------------------------------------------------------------
If any of the above information is incorrect, return to the proxy ballot form by using the BACK feature of your browser program.
          ----

If the above information is correct, THERE IS NO NEED TO MAIL BACK YOUR PROXY CARD. Please exit your browser program as you normally do.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   [GTE LOGO]

--------------------------------------------------------------------------------

         To Vote Separately On Each Proposal -- Check The Boxes Below:

--------------------------------------------------------------------------------
             The Board recommends a vote FOR Proposals 1, 2 and 3.
--------------------------------------------------------------------------------
Proposal 1         FOR ALL [ ]     FOR ALL EXCEPT       [ ]   WITHHOLD ALL [ ]

Election of
Directors                         01 Edward H. Budd    [ ]

                                  02 James L. Ketelsen [ ]

                                  03 Charles R. Lee    [ ]

                                  04 John W. Snow      [ ]
--------------------------------------------------------------------------------
Proposal 2

Merger             FOR [ ]         Against [ ]                Abstain [ ]
Proposal

--------------------------------------------------------------------------------
Proposal 3

Ratification of    FOR [ ]         Against [ ]                Abstain [ ]
appointment of
auditors
--------------------------------------------------------------------------------
            The Board recommends a vote AGAINST Proposals 4 and 5.
--------------------------------------------------------------------------------
Proposal 4

Shareholder proposal on    For [ ]         Against [ ]        Abstain [ ]
foreign military sales
--------------------------------------------------------------------------------
Proposal 5

Shareholder proposal on    For [ ]         Against [ ]        Abstain [ ]
executive bonuses
--------------------------------------------------------------------------------


                          Comments: (150 characters)

--------------------------------------------------------------------------------

   In order to respond to your comments, please provide your e-mail address:

--------------------------------------------------------------------------------


                   ----------------------------------------
                      Enter your 14-digit control number
                    located above your name and address in
                             the lower left corner
                      of your Proxy Card: _________________
                   ----------------------------------------


               -------------------------------------------------
                       Click Here To Register Your Vote

BACK
----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   [GTE LOGO]

--------------------------------------------------------------------------------

                      THANK YOU FOR VOTING ELECTRONICALLY

                            Proxy Final Submission

                   Your Registration Number:


Proposal 1: Election of Directors
  Edward H. Budd
  James L. Ketelsen
  Charles R. Lee
  John W. Snow

You Voted:


Proposal 2: Merger Proposal

You Voted:


Proposal 3: Ratification of appointment of auditors

You Voted:


Proposal 4: Shareholder proposal on foreign military sales

You Voted:


Proposal 5: Shareholder proposal on executive bonuses

You Voted:


E-Mail address:


Comments:


--------------------------------------------------------------------------------
If any of the above information is incorrect, return to the proxy ballot form by using the BACK feature of your browser program.
          ----

If the above information is correct, THERE IS NO NEED TO MAIL BACK YOUR PROXY CARD. Please exit your browser program as you normally do.

--------------------------------------------------------------------------------

                         -----------------------------
                            MERGERINFO.COM WEBSITE
                         -----------------------------


[GTE LOGO]                                             [BELL ATLANTIC LOGO]
                         The GTE-Bell Atlantic Merger

information                   [Graphic]              voting
center                                               GTE Shareholders
Joint Proxy Statement                                  - Voting Methods
& Prospectus                                         Bell Atlantic Shareholders
  - Download and view                                  - Voting Methods
    our Joint Proxy
    Statement and
    Prospectus                                       details
Questions & Answers                                  Privacy
  - Your Questions Answered                          Contact Us
1998 Annual Reports
  - GTE 1998
    Annual Report
  - Bell Atlantic
    Annual Report
Merger Brochure
  - Interactive Presentation
  - GTE Brochure
  - Bell Atlantic Brochure


                                Copyright 1999
      GTE Corporation and Bell Atlantic Corporation. All Rights Reserved.

[GTE LOGO]                                            [BELL ATLANTIC LOGO]

                         The GTE-Bell Atlantic Merger

[GRAPHIC]   info    Merger    Proxy    Questions    1998 Annual     Merger
            center   Home   Statement  & Answers      Reports      Brochure
            -------------------------------------------------------------------
            voting      GTE       Bell  Atlantic
                    Shareholders  Shareholders

                      Joint Proxy Statement & Prospectus

--------------------------------------------------------------------------------
Get Acrobat     | The Adobe Acrobat Reader is needed to view these files. Please
Reader [GRAPHIC]| download the latest version of this freeware.
----------------  --------------------------------------------
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                      Joint Proxy Statement & Prospectus
                      ----------------------------------

--------------------------------------------------------------------------------
                    Home|Proxy Statement|Questions & Answers
                    ---- --------------- -------------------
                      1998 Annual Reports|Merger Brochure
                      ------------------- ---------------
                  GTE Shareholders|Bell Atlantic Shareholders
                  ---------------- --------------------------
                              Contact Us|Privacy
                              ---------- -------

                                Copyright 1999
      GTE Corporation and Bell Atlantic Corporation. All Rights Reserved.

[GTE LOGO]                                            [BELL ATLANTIC LOGO]

                         The GTE-Bell Atlantic Merger

[GRAPHIC]   info    Merger    Proxy    Questions    1998 Annual      Merger
            center   Home   Statement  & Answers      Reports       Brochure
            -------------------------------------------------------------------
            voting      GTE       Bell  Atlantic
                    Shareholders  Shareholders


                              Questions & Answers


Q. Why are the companies proposing the merger?
A. The telecommunications industry continues to change dramatically as a result of developments in technology, regulation, consumer needs and the range of product offerings made possible by these changes. In this new environment, a select group of national and international companies that offer a full range of local and long distance, voice and data services will be the most effective competitors in the telecommunications industry. We believe our proposed merger will create a powerful competitor in this dynamic, emerging market. When the merger is completed, you will have a stake in a company that will be one of America's most competitive communications providers--one of the largest local exchange carriers and wireless providers, as well as an extremely well-positioned long distance provider.

Q. What will a shareholder receive when the merger occurs?
A. GTE Shareholders
   A GTE shareholder will receive 1.22 shares of combined company common stock in exchange for each share of GTE common stock owned. He or she will receive cash instead of any resulting fraction of a share, in an amount reflecting the market value of the fraction of a share. However, if a GTE shareholder participates in the GTE Shareholder Systematic Investment Plan and is entitled to receive a fraction of a share, that fraction of a share will be credited to his or her plan account.

   Example: If a GTE shareholder currently owns 10 shares of GTE common stock, after the merger he or she will be entitled to receive 12 shares of combined company common stock and a check for the market value of two-tenths of a share.

   Bell Atlantic Shareholders
   After the merger, a Bell Atlantic shareholder will continue to hold the shares he or she now owns. Those shares will represent the same number of shares in the combined company. However, they will represent a smaller proportion of the outstanding shares of the combined company.

Q. What will the dividend be on the combined company common stock?
A. Bell Atlantic currently pays dividends at a rate of $1.54 per share each year, and GTE currently pays dividends at a rate of $1.88 per share each year. The combined company board of directors will determine the dividend policy following the merger. We expect that the initial annualized dividend rate will be at least $1.54 per share. Given the exchange ratio of 1.22 shares of combined company common stock for each share of GTE common stock, the combined company's dividend is expected to be nearly identical to the dividend that GTE shareholders now receive.

Q. What are the federal income tax consequences of the merger?
A. In general, GTE shareholders will not be required to pay any federal income tax as a result of the merger, except for taxes on cash they receive instead of fractions of a share. The merger will be tax-free to GTE, Bell Atlantic and Bell Atlantic shareholders for federal income tax purposes.

Q. Do shareholders have appraisal rights?
A. No. Under applicable law, neither GTE shareholders nor Bell Atlantic shareholders have the right to receive an appraisal of the value of their shares in connection with the merger.

Q. What do I need to do now?
A. Please vote your shares as soon as possible so that your shares will be represented at the annual meeting. You may grant your proxy by signing your proxy card and mailing it in the return envelope, by telephone or by the Internet, or you may vote in person at the shareholder meeting.

Q. Should I send in my stock certificates now?
A. No. Soon after the merger is completed, we will mail GTE shareholders written instructions explaining how to exchange their GTE certificates. Bell Atlantic shareholders will not be required to exchange their stock certificates.

Q. Whom should I call if I have questions?
A. GTE shareholders who have questions about the merger or the GTE merger proposal may call (800) 859-8509.

   Bell Atlantic shareholders who have questions about the merger or the Bell Atlantic merger proposal may call (800) 645-2380.


--------------------------------------------------------------------------------
                    Home|Proxy Statement|Questions & Answers
                    ---- --------------- -------------------
                      1998 Annual Reports|Merger Brochure
                      ------------------- ---------------
                  GTE Shareholders|Bell Atlantic Shareholders
                  ---------------- --------------------------
                              Contact Us|Privacy
                              ---------- -------

                                Copyright 1999
      GTE Corporation and Bell Atlantic Corporation. All Rights Reserved.

[GTE LOGO]                                             [BELL ATLANTIC LOGO]

                         The GTE-Bell Atlantic Merger

[GRAPHIC]   info    Merger    Proxy    Questions    1998 Annual    Merger
            center   Home   Statement  & Answers      Reports     Brochure
            -------------------------------------------------------------------
            voting      GTE       Bell  Atlantic
                    Shareholders  Shareholders


                              1998 Annual Reports

--------------------------------------------------------------------------------
Get Acrobat | The Adobe Acrobat Reader is needed to view these files. Please Reader [GRAPHIC]| download the latest version of this freeware.
----------------  --------------------------------------------
--------------------------------------------------------------------------------

                        GTE 1998 Annual Report (1082k)
                        ------------------------------

                    Bell Atlantic 1998 Annual Report (838k)
                    ---------------------------------------

--------------------------------------------------------------------------------
                    Home|Proxy Statement|Questions & Answers
                    ---- --------------- -------------------
                      1998 Annual Reports|Merger Brochure
                      ------------------- ---------------
                  GTE Shareholders|Bell Atlantic Shareholders
                  ---------------- --------------------------
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

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                         The GTE-Bell Atlantic Merger

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                                Merger Brochure

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

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                               GTE Shareholders

Please read the Joint Proxy Statement and Prospectus carefully, including the section in Chapter I called "Risk Factors Relating to the Merger."

By the Internet - To grant your proxy to vote by the Internet, you must have the control number printed on your proxy card. Follow the instructions below:

1. If your GTE shares are registered in your name and not held by a bank or broker, please click the link below.

                         http://www.proxyvoting.com/gte/
                         -----------------------------

2. If your shares are not registered in your own name but are held by a broker or other nominee, please click the link below.

                           http://www.proxyvote.com/
                           -------------------------

By Telephone -- You may use a toll-free telephone number to vote your proxy. To vote by telephone, you must have your proxy card ready and follow the instructions printed on your proxy card.

If your shares are not registered in your own name, your bank, broker or other institution holding your shares may not offer telephone or internet proxy voting. If your proxy card does not include telephone or Internet voting instructions, please vote by mail or in person at the GTE Annual Meeting.

By Mail -- To vote by mail, please complete your proxy card, and sign, date and return it in the postage paid envelope. To be valid, a returned proxy card must be signed and dated.

Please do not return your proxy card if you are voting by telephone or Internet.

In Person -- If you attend the GTE Annual Meeting in person, you may vote your shares by completing a ballot at the meeting.


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

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                          Bell Atlantic Shareholders
In addition to voting by mail or in person at the Bell Atlantic Annual Meeting, you can also take advantage of two cost-effective and convenient ways to vote your shares -- through the Internet or by using a touch-tone telephone.

Vote By Internet

If your shares are registered in your name:

        1. Follow this link http://www.eproxyvote.com/bel
                            -----------------------------

        2. Enter the 14-digit Voter Control Number located above your name and address on the proxy card.

        3. Follow on-screen instructions

If your shares are not registered in your name, but are held by a bank, broker, or other nominee:

        1. Follow this link http://www.proxyvote.com
                            ------------------------

        2. Follow on-screen instructions

Note: If you shares are not registered in your name, the bank, broker or other nominee holding your shares may not offer Internet proxy voting. If your proxy card does not include Internet voting instructions, please vote by mail.

Vote By Telephone (Touch-tone)

If your shares are registered in your name:

        1. Call toll-free 1-877-PRX-VOTE (1-877-779-8683).

             . Shareowners residing outside the United States can call
               collect 1-201-536-8073 (there is no charge for this call).

        2. Enter the 14-digit Voter Control Number located above your name and address on the proxy card

        3. Follow recorded instructions

If your shares are not registered in your name, but are held by a bank, broker, or other nominee

        1. Call toll-free 1-800-454-8683.

        2. Enter the 12-digit Voter Control Number located on the left side of the proxy form

        3. Follow recorded instructions

Note: If your shares are not registered in your name, it is possible that the bank, broker or other nominee holding your shares may not offer telephone proxy voting. If your proxy card does not include telephone voting instructions, please vote by mail.

If you vote your shares by the Internet or by using the Telephone, please do not return your Proxy Card

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


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                                    Privacy

                           Privacy at mergerinfo.com


When you visit mergerinfo.com, you may be providing information to us about your visit through anonymous statistics collected as you browse the site.

We want you to be aware of how we handle this information.

Our Commitment to Your Privacy

GTE Corporation and Bell Atlantic Corporation respect your right to privacy, and we assure you that we do not collect personal information from you. Any information obtained as a result of your visit will be protected as described, unless specific web pages say otherwise. If you have any further questions about our out privacy policy, please Contact Us
                               ----------
Information this Site Gathers/Tracks

Statistics about your visit

As you browse the site, the mergerinfo.com web server collects information about your visit, not about you personally. Via web server logs, we monitor statistics such as:

        . How many people visit out site
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While we gather this information, none of it is associated with you as an
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content.


Links to Other Sites

The mergerinfo.com web site may contain links to other web sites. Please be aware that our privacy policy does not apply to these sites.

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

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                                  Contact Us

Got a question? Need more information? Want to offer feedback? Here's the place.

Please select your topic of interest, then click Continue to go to the next screen.


        . GTE Shareholder Inquiries     . Bell Atlantic Shareholder Inquiries

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[GTE LOGO]        [BELL ATLANTIC LOGO]


NEWS RELEASE



FOR IMMEDIATE RELEASE                       Contacts:
April 14, 1999                              Peter Thonis, GTE
                                            972-507-5367
                                            peter.thonis@hq.gte.com

                                            Susan Kraus, Bell Atlantic
                                            212-395-2355
                                            susan.kraus@bellatlantic.com


                         BELL ATLANTIC AND GTE OUTLINE
                THEIR MERGER OF EQUALS IN MAILING TO SHAREOWNERS

        COMPANIES ISSUE A JOINT PROXY STATEMENT AND SET ANNUAL MEETINGS
                  WHICH INCLUDE MERGER VOTES ON MAY 18 AND 19

     NEW YORK and IRVING, Texas - The merger of equals between Bell Atlantic Corp. (NYSE:BEL) and GTE Corp. (NYSE:GTE) will create one of the world's premier providers of communications services in increasingly competitive local, national and global markets, according to the joint proxy statement and prospectus that the companies began mailing today to more than three million shareholders.

     In the cover letter included in the front of the joint proxy statement and prospectus, GTE Chairman and CEO Charles R. Lee and Bell Atlantic Chairman and CEO Ivan Seidenberg say: "By combining, we will create a competitive national communications provider with a full product line that can meet changing customer requirements for additional capacity to access the Internet and other data services, greater mobility, and national or even global reach. The combined company will be able to grow more quickly and achieve greater success than either of us could do on our own."

     Lee and Seidenberg note that "GTE's and Bell Atlantic's assets, markets, operations and strengths are highly complementary." Based on current figures and before adjusting for overlapping wireless properties, the combined company would be:

 .       One of the nation's leading providers of both wired and wireless communications, serving more than 60 million access lines and, following GTE's purchase of certain Ameritech wireless properties, about 13 million wireless subscribers.

 .       One of the largest facilities-based long distance companies.

 .       One of the largest Internet backbone operators and a major provider of related data and Internet services.

 .       The world's largest publisher of directory information, in both book and on-line form.

 .       A major presence in international markets, with investments or operations in more than 30 countries outside the U.S.

     GTE and Bell Atlantic shareholders will vote on the merger at their annual meetings, which will be held on May 18 and May 19, respectively, in Atlanta. Information about the merger and other matters to be voted on at the companies' annual meetings is included in the joint proxy statement and prospectus.

     The joint proxy statement and prospectus is being posted at www.mergerinfo.com, the companies' merger Web site. Shareowners can grant their proxy to vote their shares by mail, by telephone or by the Internet. They may also vote in person at the annual meeting. Instructions on voting shares and links to Internet voting sites can be found at www.mergerinfo.com.

     Bell Atlantic and GTE announced in July 1998 that they planned a merger of equals. To date, more than half of the 50 state public utility commissions have either approved the merger or declined to assert jurisdiction over it. Regulators in other states and federal regulators are currently considering the merger.


                                      ####